UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008

MEDICAL STAFFING NETWORK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31299	65-0865171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Yamato Road, Suite 110, Boca Raton, FL 33431
(Address of Principal Executive Office) (Zip Code)

(561) 322-1300
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Information.

On February 7, 2008, Medical Staffing Network Holdings, Inc. issued a press release announcing its participation in the Deutsche Bank Securities 2008 Small and Mid Cap Growth Conference on Friday, February 15, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

            99.1         Press Release of Medical Staffing Network Holdings, Inc., dated February 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 7, 2008	MEDICAL STAFFING NETWORK HOLDINGS, INC.

		By:	/s/ Kevin S. Little
Kevin S. Little
President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Medical Staffing Network Holdings, Inc., dated February 7, 2008.

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